UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 20, 2010
RRI ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “RRI Energy” refers to RRI Energy, Inc., and “we,” “us” and “our” refer to RRI Energy and its consolidated subsidiaries.
Item 1.01. Entry into a Material Definitive Agreement.
          On September 20, 2010, RRI Energy and Mirant Corporation (“Mirant”) entered into certain agreements which provide for the companies to borrow $1.925 billion upon the closing of their proposed merger. In addition, RRI Energy has entered into a revolving credit facility to be available upon the closing of such merger. Completion of these financings is subject to the satisfaction of certain customary conditions.
Senior Secured Term Loan Facility and Revolving Credit Facility
          On September 20, 2010, RRI Energy (to be renamed GenOn Energy, Inc. on the closing date of the merger) entered into a credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, The Royal Bank of Scotland plc, the other lenders from time to time party thereto and, from and after the closing date, Mirant Americas, Inc. (to be renamed GenOn Americas, Inc. on the closing date). The credit agreement includes new senior secured credit facilities, with RRI Energy and Mirant Americas, Inc. as borrowers, consisting of:
•	A $700 million seven-year senior secured term loan facility, to be funded at the closing of the merger, with a rate of LIBOR + 4.25% (with a LIBOR floor of 1.75%); and

•	A $788 million five-year senior secured revolving credit facility, with an undrawn rate of 0.75% and a drawn rate of LIBOR + 3.50%.
     We refer to the new revolving facility and new term loan facility collectively as the “new credit facility.” The new credit facility is expected to close and fund on the closing date of the merger and such closing and funding is subject to satisfaction of various conditions precedent, including:
•	the companies receiving at least $1.9 billion in gross cash proceeds from the senior unsecured notes offering described below (or other issuance of senior unsecured notes) and borrowings under the new term loan facility (without giving effect to original issue discount); and

•	the closing of the new credit facility having occurred on or prior to December 31, 2010; provided, however, that the deadline for the closing for the new term loan facility and for the new revolving commitments of each consenting revolving lender shall be extended to March 31, 2011 if revolving lenders holding not less than $750,000,000 of revolving commitments consent to such extension.
     Upon the closing of the new credit facility, our obligations under the new credit facility will be guaranteed by certain of our existing and future direct and indirect subsidiaries. In addition, upon closing of the new credit facility, the obligations and guarantees under the new credit facility will be secured by a first priority security interest in substantially all of our assets, subject to certain exceptions set forth in the definitive documentation for the new credit facility.
     Upon the closing of the new credit facility, its terms will require us to maintain, as at the end of each quarter, a ratio of consolidated secured debt (net of up to $500 million in cash) to EBITDA of not more than 3.50 to 1.00. The new credit facility also includes covenants that will restrict our ability to, among other things, (a) incur additional indebtedness, (b) pay dividends, prepay subordinated indebtedness or purchase capital stock, (c) encumber our assets, (d) enter into business combinations or divest our assets, (d) make investments or loans, (e) enter into transactions with affiliates and (f) engage in sale and leaseback transactions, subject in each case to certain exceptions or basket amounts. The new credit facility provides for acceleration of our obligations and termination of commitments thereunder upon the occurrence and continuance of certain events of default, including, without limitation: (i) failure to pay principal when due, (ii) failure to pay for a period of five business days interest and other amounts when due, (iii) default in the performance of certain covenants contained in the credit agreement, subject to grace or cure periods set forth therein, (iv) failure to pay amounts due, after applicable grace periods, under, or acceleration of, certain material debt, (v) any money judgment is rendered against us which is not stayed for any period of 60 days, (vi) any change of control (as defined in the credit agreement) occurs, and (vii) certain bankruptcy and insolvency events.

Senior Unsecured Notes
     On September 20, 2010, RRI Energy entered into a purchase agreement with Mirant, GenOn Escrow Corp. (“GenOn Escrow”), a newly formed Delaware subsidiary of Mirant, and J.P. Morgan Securities LLC, as representative of the several initial purchasers listed in the purchase agreement. The purchase agreement relates to two series of senior unsecured notes:
•	$675 million of 9.5% senior unsecured notes due 2018 to be initially issued by GenOn Escrow; and

•	$550 million of 9.875% senior unsecured notes due 2020 to be initially issued by GenOn Escrow.
     The senior unsecured notes are expected to be issued on October 4, 2010. Upon issuance of the notes by GenOn Escrow, the funds will be deposited into a segregated escrow account pending completion of the merger. Upon completion of the merger, GenOn Escrow will merge with and into RRI Energy and RRI Energy will assume all of GenOn Escrow’s obligations under the notes and the related indenture and the funds held in escrow will be released to us.
     GenOn Escrow will be required to redeem the notes at a redemption price equal to 100% of the issue price of the notes, plus accrued and unpaid interest to, but excluding, the redemption date if:
•	the merger is not completed on or before December 31, 2010 or, subject to the deposit with the escrow agent of cash or government securities sufficient to fund the special mandatory redemption payment thereon, March 31, 2011 (the “merger termination date”),

•	the required refinancing transactions, as set forth in the merger agreement previously entered into by RRI Energy and Mirant, are not completed at or before the merger termination date,

•	the merger agreement is terminated before the merger termination date,

•	an event of default shall have occurred and be continuing under the indenture governing the senior unsecured notes, or

•	at any time, RRI Energy and Mirant, in their sole judgment, determine jointly that the refinancing transactions will not be completed on or before the merger termination date.
     The senior unsecured notes will be issued under an indenture, to be dated as of the closing date of the notes offering, between GenOn Escrow and Wilmington Trust Company, as trustee. As of the closing date of the merger, the indenture will include covenants restricting us from incurring additional liens and from paying dividends or purchasing capital stock. In the event of a change of control of GenOn Energy, Inc., holders of the senior unsecured notes will have the right to require GenOn Energy, Inc. to purchase the outstanding senior unsecured notes at a price equal to 101% of the principal amount plus accrued and unpaid interest and additional interest (as defined in the indenture), if any. As of the closing date of the merger, the senior unsecured notes will be subject to acceleration of our obligations thereunder upon the occurrence of certain events of default, including: (i) default in interest payment for 30 days, (ii) default in the payment of principal or premium, if any, (iii) failure after 90 days of specified notice to comply with any other agreements in the indenture, (iv) certain cross-acceleration events, (v) failure by us or our significant subsidiaries to pay certain final and non-appealable judgments after 90 days and (vi) certain events of bankruptcy and insolvency. The senior unsecured notes will not be guaranteed by any of our subsidiaries.
Other Relationships
          Some of the parties to the credit agreement and their respective affiliates perform various financial advisory and investment and commercial banking services for Mirant and us in the ordinary course of business. Certain affiliates of the lenders under the credit agreement will act as initial purchasers of the senior unsecured notes, including J.P. Morgan Securities LLC, Credit Suisse (USA) Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation and RBS Securities Inc.
          The foregoing description of the credit agreement and purchase agreement is not complete and is qualified in its entirety by reference to the full text of the agreements, which will be filed as exhibits in a subsequent report of RRI Energy under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
(a) The information set forth in Item 1.01 is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
          As described in Item 1.01, the credit agreement contains a covenant that, following the closing of the merger, will restrict our ability to pay dividends or repurchase capital stock. Also as described in Item 1.01, following the merger, a covenant in the indenture for the senior notes will restrict our ability to pay dividends or repurchase capital stock.
Item 7.01. Regulation FD Disclosure.
          On September 20, 2010, Mirant and RRI Energy jointly issued a press release announcing the financings described herein and announcing that both companies will hold their respective special meetings of stockholders on October 25, 2010 for the purpose of voting upon proposals relating to the merger. Stockholders who held shares of Mirant or RRI Energy common stock as of the close of business on September 13, 2010 will be entitled to vote at their respective special meeting. A copy of the press release is attached as Exhibit 99.1 hereto.
          In accordance with general instruction B.2 of Form 8-K, the information contained in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is to be considered “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act nor shall it be deemed incorporated by reference in any RRI Energy filing or report with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued September 20, 2010.
Forward-Looking Statements
          This report contains forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. RRI Energy cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about RRI Energy’s and Mirant’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in RRI Energy’s filings with the Securities and Exchange Commission (SEC). These include risks and uncertainties relating to: the ability to obtain the requisite RRI Energy and Mirant shareholder approvals; the ability to complete the requisite financing; the risk that Mirant or RRI Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the ability to resolve any litigation related to the merger; the timing to consummate the proposed merger; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of the joint proxy statement/prospectus that is included in the

Registration Statement on Form S-4 (Registration No. 333-167192) that was filed by RRI Energy with the SEC in connection with the merger, and of RRI Energy’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and RRI Energy undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
          In connection with the proposed merger between RRI Energy and Mirant, RRI Energy filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant and that also constitutes a prospectus of RRI Energy. The registration statement was declared effective by the SEC on September 13, 2010. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings,” and from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
Participants in the Merger Solicitation
          RRI Energy, Mirant and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from RRI Energy’s and Mirant’s stockholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RRI Energy’s and Mirant’s stockholders in connection with the proposed merger is contained in the joint proxy statement/prospectus. You can find information about RRI Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010 and supplemented on April 28, 2010. Additional information about RRI Energy’s and Mirant’s executive officers and directors can be found in the above-referenced registration statement on Form S-4. You can obtain free copies of these documents from RRI Energy and Mirant as described above.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: September 20, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued September 20, 2010.